UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2008

                                -----------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

           California                                       46-0476193
        (State or other            (Commission           (I.R.S. Employer
 jurisdiction of incorporation)    File Number)        Identification Number)

                  27710 Jefferson Avenue
                        Suite A100
                   Temecula, California                       92590
         (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into Material Definitive Agreement.

     On November 19, 2008, the Boards of Directors of Temecula Valley Bank ("Bank") and Temecula Valley Bancorp Inc. ("Company") took action with respect to a change in officer title and director compensation. These changes are described in the attached exhibit.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     On November 19, 2008, the Board of Directors of the Bank, upon the recommendation of its Executive Officer Compensation Committee, approved changes in executive officer compensation for the Bank's Chief Executive
Officer/President. These changes are described in the attached exhibit.

Item 9.01 - Financial Statements and Exhibits.

     (a)       Financial Statements of Businesses Acquired. Not applicable.

     (b)       Pro Forma Financial Information. Not applicable.

     (c)       Shell Company Transactions. Not applicable.

     (d)       Exhibits.

     Exhibit No.         Description
     -----------         -----------

     10.1                Director Compensation and Executive Title Change
     10.2                Executive Officer Compensation


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: November 20, 2008                By: /s/ STEPHEN H. WACKNITZ
                                           -------------------------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President